                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.               Case No.              01-11628 (PJW) Jointly Administered
                                               Reporting periods:    December 17, 2001 - June 30, 2002

                            MONTHLY OPERATING REPORT

                                                                                   Document    Explanation
                   Required Documents                            Form No.          Attached      Attached
----------------------------------------------------------------------------------------------------------
Schedule of Cash Disbursements                                  MOR-1 (a)              X
----------------------------------------------------------------------------------------------------------
  Summary of bank and investment accounts                       MOR-1 (b)              X
----------------------------------------------------------------------------------------------------------
  Detail disbursements by legal entity                                            Exhibit B
----------------------------------------------------------------------------------------------------------
Unaudited Consolidated Statements of Operations                  MOR-2                X
----------------------------------------------------------------------------------------------------------
  Unaudited consolidating statements of operations                                Exhibit A
----------------------------------------------------------------------------------------------------------
Unaudited Consolidated Balance Sheet                             MOR-3                X
----------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Accounts Payable                  MOR-4                X
----------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                     MOR-5                X
----------------------------------------------------------------------------------------------------------
Debtors Questionnaire                                            MOR-5                X
----------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.




-----------------------------------------             -----------------------------------------------------
Signature of Debtor                                   Date



-----------------------------------------             -----------------------------------------------------
Signature of Joint Debtor                             Date



/s/  Ezra Shashoua                                    August 14, 2002
-----------------------------------------             -----------------------------------------------------
Signature of Authorized Individual                    Date



Ezra Shashoua                                         Executive Vice President and Chief Financial Officer
-----------------------------------------             -----------------------------------------------------
Printed Name of Authorized Individual                 Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.               Case No.              01-11628 (PJW) Jointly Administered
                                               Reporting periods:    December 17, 2001 - June 30, 2002

                 MOR - 1 (a) -- SCHEDULE OF CASH DISBURSEMENTS
                              Dollars In Thousands

                                                                                                                         Total
                                                                Total               LESS              PLUS         Disbursements for
                                               Total        Disbursements    Transfers to Debtor  Disbursements    Calculating U.S.
                                           Disbursements  Cumulative Filing     In Possession    Made by Outside   Trustee Quarterly
     Legal Entity             Case No.     Current Month       To Date            Accounts           Sources             Fees
------------------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc.             01-11628       $ 15,467          $117,019              $--              $--               $117,019
------------------------------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc.         01-11629         13,040            76,438               --               --                 76,438
------------------------------------------------------------------------------------------------------------------------------------
NationsRent Transportation
 Services, Inc.               01-11630             --                --               --               --                     --
------------------------------------------------------------------------------------------------------------------------------------
NR Delaware, Inc.             01-11631             --                --               --               --                     --
------------------------------------------------------------------------------------------------------------------------------------
NRGP, Inc.                    01-11632             --                --               --               --                     --
------------------------------------------------------------------------------------------------------------------------------------
NationsRent West, Inc.        01-11633          3,011            18,350               --               --                 18,350
------------------------------------------------------------------------------------------------------------------------------------
Logan Equipment Corp.         01-11634            540             3,379               --               --                  3,379
------------------------------------------------------------------------------------------------------------------------------------
NR Dealer, Inc.               01-11635             --                --               --               --                     --
------------------------------------------------------------------------------------------------------------------------------------
NR Franchise Company          01-11636             --                --               --               --                     --
------------------------------------------------------------------------------------------------------------------------------------
BDK Equipment Company, Inc.   01-11637            112               551               --               --                    551
------------------------------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP      01-11638          5,701            34,698               --               --                 34,698
------------------------------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP    01-11639            906             4,747               --               --                  4,747
------------------------------------------------------------------------------------------------------------------------------------
  Total                                      $ 38,777          $255,182              $--              $--               $255,182
------------------------------------------------------------------------------------------------------------------------------------

Note: A detailed listing of disbursements for the current month, by legal entity, is attached in Exhibit B.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.               Case No.              01-11628 (PJW) Jointly Administered
                                               Reporting periods:    December 17, 2001 - June 30, 2002

              MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              Dollars In Thousands

                                                                                            Book Balance
                                                                                              at End of            Date
                                                                                 Account      Reporting        Reconciled
                    Legal Entity                      Financial Institution      Number         Period           Through
--------------------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP - Case No. 01-11638          Bank of America, N.A.       2985            (68)         31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "    "         "                     Bank of America, N.A.       8471            304          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "    "         "                     Bank of America, N.A.       1662             --          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "    "         "                     Bank One, TX                3689             22          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "    "         "                     Crosby State Bank           2226              7          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "    "         "                     Pioneer National Bank       0282             40          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "    "         "                     Texas Gulf Bank             9527              3          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "    "         "                     Petty and counter cash       NA             107
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                                          415
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629             Bank of America, N.A.       1675             --          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Bank of America, N.A.       1727            434          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Bank of America, N.A.       6826             --          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Bank of America, N.A.       9071            150          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Bank of America, N.A.       9084             43          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Bank of America, N.A.       1701             99          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Bank of America, N.A.       1730            434          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Bank of America, N.A.       1743             --          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Bank of Utah                5545             52          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Bank One, LA                0427             36          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Bank One, OH                1964             66          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Fifth Third Bank            7547            236          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Huntington Bank             6483             44          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Provident Bank              1778             --          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Regions Bank                5785             47          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Wells Fargo Bank            4811            105          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Bank One, KY                3778              5          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Fifth Third Bank            5838            370          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Fleet Bank                  5478            119          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     National City Bank, PA      4092             16          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Petty and counter cash       NA             176
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        2,432
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
NationsRent West, Inc. - Case No. 01-11633            Bank of America, N.A.       1840             --          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Bank of America, N.A.       1659            (85)         31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Bank of America, N.A.       9097             --          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Bank of America, N.A.       9107            222          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
   "        "    "              "                     Petty and counter cash       NA              23
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                                          160
--------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.               Case No.              01-11628 (PJW) Jointly Administered
                                               Reporting periods:    December 17, 2001 - June 30, 2002

              MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              Dollars In Thousands

                                                                                            Book Balance
                                                                                              at End of            Date
                                                                                 Account      Reporting        Reconciled
                    Legal Entity                      Financial Institution      Number         Period           Through
--------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                Bank of America, N.A.       1691              7          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Citibank, N.A.              2494             99          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Citibank, N.A.              4167             10          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Citibank, N.A.              4918             26          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Citibank, N.A.              5115            (a)
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Wachovia Bank               0433             --          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Bank of America, N.A.       6978             --          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Bank of America, N.A.       2537          1,406          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Bank of America, N.A.       8866             --          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Fleet Bank                  9562         (5,822)         30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Fleet Bank                  9570             --          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Fleet Bank                  0752          1,559          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Fleet Bank                  0760          2,993          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Fleet Bank                  7989         (1,359)         30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Fleet Bank                  0069         11,095          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Fleet Bank                  7824             --          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Fleet Bank                  7808             --          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
   "          "             "                         Petty cash                   NA              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       10,014
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Logan Equipment Corp.  - Case No. 01-11634            Bank of America, N.A.       1548             (4)         30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
  "      "       "             "                      Fleet Bank                  7816             --          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
  "      "       "             "                      Fleet Bank                  7997            (26)         30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
  "      "       "             "                      First MA Bank               4927             11          31-Mar-2002
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                                          (19)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP - Case No. 01-11639        Bank One, IN                5365             38          31-May-2002
--------------------------------------------------------------------------------------------------------------------------
            "           "       "       "             Petty and counter cash       NA              10
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                                          48
--------------------------------------------------------------------------------------------------------------------------
NR Franchise Company - Case No. 01-11636              Bank of America, N.A.       9123             --          30-Jun-2002
--------------------------------------------------------------------------------------------------------------------------
Grand Total Cash                                                                               13,050
--------------------------------------------------------------------------------------------------------------------------

(a) This account is an investment account that contains the shares of NationsRent, Inc. common stock that were repurchased prior to January 2001 and have been recorded, at cost, as treasury stock in the Consolidated Balance Sheet set forth in MOR-3.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:   NationsRent, Inc., et al.                                       Case No.             01-11628 (PJW) Jointly Administered
         -------------------------                                                            -----------------------------------

                                                                         Reporting periods:   December 17, 2001 -  June 30, 2002
                                                                                              -----------------------------------

                                      MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                                                        Dollars In Thousands

The following tables sets forth the bank accounts that were opened and closed during the reporting period:

---------------------------------------------------------------------------------------------------------------
                                             ACCOUNTS OPENED
---------------------------------------------------------------------------------------------------------------
                                                                                      ACCOUNT      DATE OF
        LEGAL ENTITY                                           BANK                    NUMBER       CHANGE
---------------------------------------------------------------------------------------------------------------
Logan Equipment Corp. - Case No. 01-11634                    Fleet Bank                 7997     16-Jan-2002
---------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                       Fleet Bank                 7989     16-Jan-2002
---------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP - Case No. 01-11638                 Bank of America, N.A.      9399     14-Feb-2002
---------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP - Case No. 01-11639               Bank of America, N.A.      9409     14-Feb-2002
---------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                       Fleet Bank                 0069     26-Apr-2002
---------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                       Fleet Bank                 7824      6-May-2002
---------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                       Fleet Bank                 7808      6-May-2002
---------------------------------------------------------------------------------------------------------------
Logan Equipment Corp. - Case No. 01-11634                    Fleet Bank                 7816      6-May-2002
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                             ACCOUNTS CLOSED
---------------------------------------------------------------------------------------------------------------
                                                                                      ACCOUNT      DATE OF
                    LEGAL ENTITY                                 BANK                  NUMBER       CHANGE
---------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.       4212     17-Dec-2001
---------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.       5486     17-Dec-2001
---------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.       0099     17-Dec-2001
---------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.       0109     17-Dec-2001
---------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.       1551     17-Dec-2001
---------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.       9166     17-Dec-2001
---------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP - Case No. 01-11638                Bank of America, N.A.       9547     17-Dec-2001
---------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629                   Fleet Bank                  8442     17-Dec-2001
---------------------------------------------------------------------------------------------------------------
NationsRent West, Inc. - Case No. 01-11633                  Bank of America, N.A.       9505     17-Dec-2001
---------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629                   First MA Bank               9135      7-Mar-2002
---------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP - Case No. 01-11639              National City Bank, IN      7959     21-May-2002
---------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                      Bank of America, N.A.       5473     22-May-2002
---------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                      Bank of America, N.A.       9518     22-May-2002
---------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                      Provident Bank              0760      5-Jun-2002
---------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                      Bank of America, N.A.       6925      6-Jun-2002
---------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP - Case No. 01-11638                Bank of America, N.A.       9399     11-Jun-2002
---------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629                   Bank of America, N.A.       1811     11-Jun-2002
---------------------------------------------------------------------------------------------------------------
NRGP, Inc. - Case No. 01-11632                              Bank of America, N.A.       1785     11-Jun-2002
---------------------------------------------------------------------------------------------------------------
Logan Equipment Corp. - Case No. 01-11634                   Bank of America, N.A.       1879     11-Jun-2002
---------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP - Case No. 01-11639              Bank of America, N.A.       9409     11-Jun-2002
---------------------------------------------------------------------------------------------------------------
NationsRent Transportation Services, Inc. -
   Case No. 01-11630                                        Bank of America, N.A.       1808     11-Jun-2002
---------------------------------------------------------------------------------------------------------------
NR Delaware, Inc. - Case No. 01-11631                       Bank of America, N.A.       1798     11-Jun-2002
---------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629                   Bank of Utah                0226     27-Jun-2002
---------------------------------------------------------------------------------------------------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report is true and correct to the best of my knowledge and belief.



/s/ Ezra Shashoua                            August 14, 2002
---------------------------------            ----------------------------------
Signature of Debtor                          Date

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:   NationsRent, Inc., et al.                                       Case No.             01-11628 (PJW) Jointly Administered
         -------------------------                                                            -----------------------------------

                                                                         Reporting periods:   December 17, 2001 -  June 30, 2002
                                                                                              -----------------------------------

                         MOR - 2 -- UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                                           Dollars In Thousands

                                                                                                         Cumulative
                                                                                          Month        Filing to Date
                                                                                        ---------      --------------
Revenue:
 Equipment rental                                                                       $  37,691         $ 216,005
 Sales of equipment, merchandise, parts and supplies                                        2,712            16,457
                                                                                        ---------         ---------
   Total revenue                                                                           40,403           232,462
                                                                                        ---------         ---------
Cost of revenue:
 Cost of equipment rentals, excluding depreciation                                         18,820           115,668
 Rental equipment depreciation and lease expense                                           11,837            73,570
 Cost of equipment, merchandise, parts and supplies                                         2,126            12,744
                                                                                        ---------         ---------
   Total cost of revenue                                                                   32,783           201,982
                                                                                        ---------         ---------
Gross profit                                                                                7,620            30,480
                                                                                        ---------         ---------
Operating expenses:
 Selling, general and administrative expenses                                               9,004            49,622
 Non-rental equipment depreciation and amortization                                         1,108             8,345
                                                                                        ---------         ---------
Operating income                                                                           (2,492)          (27,487)
                                                                                        ---------         ---------
Other (income)/expense:
 Interest income (2)                                                                          (27)             (241)
 Interest expense                                                                           4,170            27,551
 Other, net (3)                                                                               (37)             (150)
                                                                                        ---------         ---------
                                                                                            4,106            27,160
                                                                                        ---------         ---------
Income/(loss) before reorganization items and
 provision (benefit) for income taxes                                                      (6,598)          (54,647)
Reorganization items, gross (1)                                                             3,418            12,475
Income/(loss) before provision for income taxes                                           (10,016)          (67,122)
 Provision for income taxes (benefit)                                                          --                --
                                                                                        ---------         ---------
Net income (loss)                                                                       $ (10,016)        $ (67,122)
                                                                                        =========         =========

                                                                                                         Cumulative
                                                                                          Month        Filing to Date
                                                                                        ---------      --------------
REORGANIZATION ITEMS:
(1) Reorganization Items included in selling, general and administrative expenses
    Professional Fees                                                                   $   3,220         $   9,878
    U.S. Trustee Quarterly Fees                                                                --                82
    Other Reorganization Expenses                                                             198             2,515
                                                                                        ---------         ---------
    Total                                                                               $   3,418         $  12,475
                                                                                        =========         =========
(2) Reorganization Item included in Interest Income:
    Interest Earned on Accumulated Cash from Chapter 11                                       (27)             (241)
(3) Reorganization Item included in Other, net:
    Gain (loss) on Sale of Assets                                                              --                --
                                                                                        ---------         ---------
Total Reorganization Expense, net                                                       $   3,391         $  12,234
                                                                                        =========         =========

Note: The above statements of operations represent the consolidated results of the debtors (case numbers 01-11628 through 01-11639). Consolidating statements of operations, by debtor, for the current month and cumulative filing to date are attached in Exhibit A.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.                                     Case No.              01-11628 (PJW) Jointly Administered
          -------------------------                                                           -----------------------------------

                                                                        Reporting periods:    December 17, 2001 - June 30, 2002
                                                                                              -----------------------------------

                             MOR -3 -- UNAUDITED CONSOLIDATED BALANCE SHEET
                                       Dollars In Thousands


                                                                                       Book Value At
                                                                                      End Of Current
                                                                                     Reporting Period
                                                                                     ----------------
ASSETS
Cash                                                                                    $    13,050
Accounts receivable, net                                                                     85,211
Inventories                                                                                  22,869
Prepaid expenses and other assets                                                            13,845
Deferred financing costs                                                                     15,643
Rental equipment, net                                                                       409,805
Property and equipment, net                                                                  86,008
                                                                                        -----------
   Total Assets                                                                         $   646,431
                                                                                        ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject To Compromise (Post-Petition):
 Accounts payable                                                                       $    12,596
 Debt                                                                                            --
 Accrued compensation                                                                         4,615
 Accrued expenses and other liabilities                                                      30,394
 Income taxes payable                                                                            74
                                                                                        -----------
   Total Post-Petition Liabilities                                                           47,679
                                                                                        -----------
Liabilities Subject To Compromise (Pre-Petition):
  Secured debt                                                                              821,067
  Priority debt                                                                               4,148
  Unsecured debt                                                                            334,919
                                                                                        -----------
   Total Pre-Petition Liabilities                                                         1,160,134
                                                                                        -----------
   Total Liabilities                                                                      1,207,813
                                                                                        -----------
Stockholders' Equity
 Preferred stock                                                                                  2
 Common stock                                                                                   584
 Additional paid-in-capital                                                                 471,172
 Retained earnings (deficit)                                                             (1,030,260)
 Treasury stock                                                                              (2,880)
                                                                                        -----------
   Total Stockholders' Equity                                                              (561,382)
                                                                                        -----------
   Total Liabilities and Stockholders' Equity                                           $   646,431
                                                                                        ===========

Note: The above balance sheet represents the consolidated balances of the debtors (Case numbers 01-11628 through 01-11639)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.       Case No.                01-11628 (PJW) Jointly Administered
          ---------------------------                             -------------------------------------

                                          Reporting periods:      December 17, 2001 - June 30, 2002
                                                                  ---------------------------------

           MOR - 4 -- SUMMARY OF UNPAID POSTPETITION ACCOUNTS PAYABLE
                              Dollars In Thousands

                                                                                            Amount At
                                                                                             End Of
                                                                                             Current
                                                                                            Reporting
                                                                                             Period
                                                                                            ---------
----------------------------------------------------------------------------------------------------
Vouchered accounts payable:
----------------------------------------------------------------------------------------------------
  NationsRent, Inc. - Case No. 01-11628                                                      $   490
----------------------------------------------------------------------------------------------------
  NationsRent USA, Inc. - Case No. 01-11629                                                      665
----------------------------------------------------------------------------------------------------
  NationsRent Transportation Services, Inc. - Case No. 01-11630                                   --
----------------------------------------------------------------------------------------------------
  NR Delaware, Inc. - Case No. 01-11631                                                           --
----------------------------------------------------------------------------------------------------
  NRGP, Inc. - Case No. 01-11632                                                                  --
----------------------------------------------------------------------------------------------------
  NationsRent West, Inc. - Case No. 01-11633                                                     163
----------------------------------------------------------------------------------------------------
  Logan Equipment Corp. - Case No. 01-11634                                                       --
----------------------------------------------------------------------------------------------------
  NR Dealer, Inc. - Case No. 01-11635                                                             --
----------------------------------------------------------------------------------------------------
  NR Franchise Company - Case No. 01-11636                                                        --
----------------------------------------------------------------------------------------------------
  BDK Equipment Company, Inc. - Case No. 01-11637                                                 11
----------------------------------------------------------------------------------------------------
  NationsRent of Texas, LP - Case No. 01-11638                                                   434
----------------------------------------------------------------------------------------------------
  NationsRent of Indiana, LP - Case No. 01-11639                                                  75
----------------------------------------------------------------------------------------------------
   Vouchered accounts payable subtotal                                                       $ 1,838
----------------------------------------------------------------------------------------------------
Accrued accounts payable                                                                       2,205
----------------------------------------------------------------------------------------------------
Accrued professional fees                                                                      4,129
----------------------------------------------------------------------------------------------------
Sales and use taxes payable                                                                    2,098
----------------------------------------------------------------------------------------------------
Customer deposits and refunds                                                                  2,299
----------------------------------------------------------------------------------------------------
Other                                                                                             27
----------------------------------------------------------------------------------------------------
Total Accounts Payable                                                                       $12,596
----------------------------------------------------------------------------------------------------

Note: The above schedule represents the consolidated accounts payable of the debtors (Case numbers 01-11628 through 01-11639).

Explain how and when the Debtor intends to pay any past-due postpetition debts:


-------------------------------------------------------------------------------

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-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

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-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.       Case No.                01-11628 (PJW) Jointly Administered
          ---------------------------                             -------------------------------------

                                          Reporting periods:      December 17, 2001 - June 30, 2002
                                                                  ---------------------------------

            MOR - 5 -- ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                              Dollars In Thousands

-----------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                            Amount
-----------------------------------------------------------------------------------------------------
Total Billed Trade Accounts Receivable at the beginning of the reporting period              $ 85,516
-----------------------------------------------------------------------------------------------------
  Amounts billed during the period, net                                                        31,995
-----------------------------------------------------------------------------------------------------
  Amounts collected during the period                                                         (28,792)
-----------------------------------------------------------------------------------------------------
Total Billed Trade Accounts Receivable at the end of the reporting period                    $ 88,719
-----------------------------------------------------------------------------------------------------
  Unbilled trade receivables                                                                    8,559
-----------------------------------------------------------------------------------------------------
  Warranty receivables                                                                            366
-----------------------------------------------------------------------------------------------------
  NSF checks                                                                                      107
-----------------------------------------------------------------------------------------------------
  Unapplied cash and other                                                                      3,016
-----------------------------------------------------------------------------------------------------
  Amount considered uncollectible (bad debt)                                                  (15,556)
-----------------------------------------------------------------------------------------------------
Total Accounts Receivable, net at the end of the reporting period                            $ 85,211
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Billed Trade Accounts Receivable Aging                                                         Amount
-----------------------------------------------------------------------------------------------------
0-30 days old                                                                                $ 33,730
-----------------------------------------------------------------------------------------------------
31-60 days old                                                                                 17,619
-----------------------------------------------------------------------------------------------------
61-90 days old                                                                                  7,878
-----------------------------------------------------------------------------------------------------
91+ days old                                                                                   29,492
-----------------------------------------------------------------------------------------------------
Total Billed Trade Accounts Receivable at the end of the reporting period                    $ 88,719
-----------------------------------------------------------------------------------------------------

Note: The above schedule represents the consolidated accounts receivable of the debtors (Case numbers 01-11628 through 01-11639).

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.                        Case No.                        01-11628 (PJW) Jointly Administered
          ---------------------------                                                      -------------------------------------

                                                           Reporting periods:              December 17, 2001 - June 30, 2002
                                                                                           ---------------------------------

                        MOR - 5 -- DEBTORS QUESTIONNAIRE

                                                                                                      NationsRent
                                                                                    NationsRent USA, Transportation    NR Delaware,
                                                                  NationsRent, Inc.      Inc.         Services, Inc.       Inc.
                                                                     01-11628          01-11629          01-11630        01-11631
                                                                  ----------------- ----------------- --------------    ------------
1. Have any assets been sold or transferred outside the normal
   course of business this reporting period?  If yes, provide an        NO                NO                NO              NO
   explanation below:
2. Have any funds been disbursed from any account other than a
   debtor in possession account this reporting period?  If yes,         NO                NO                NO              NO
   provide an explanation below:
3. Have all postpetition tax returns been timely filed?  If no,
   provide an explanation below:                                        YES               YES                YES            YES
4. Are workers compensation, general liability and other necessary
   insurance coverages in effect?  If no, provide an explanation        YES               YES                YES            YES
   below:




                                                                                 NationsRent West,  Logan Equipment
                                                             .        NRGP, Inc.        Inc.             Corp.       NR Dealer, Inc.
                                                                      01-11632        01-11633         01-11634         01-11635
                                                                      ---------   -----------------  ---------------  -------------
1. Have any assets been sold or transferred outside the normal
   course of business this reporting period?  If yes, provide an         NO              NO               NO              NO
   explanation below:
2. Have any funds been disbursed from any account other than a
   debtor in possession account this reporting period?  If yes,          NO              NO               NO              NO
   provide an explanation below:
3. Have all postpetition tax returns been timely filed?  If no,
   provide an explanation below:                                         YES             YES              YES             YES
4. Are workers compensation, general liability and other necessary
   insurance coverages in effect?  If no, provide an explanation         YES             YES              YES             YES
   below:

                                                                     NR Franchise    BDK Equipment   NationsRent of  NationsRent of
                                                                       Company        Company, Inc.   Texas, LP        Indiana, LP
                                                                       01-11636      01-11637          01-11638         01-11639
                                                                     ------------    --------------  --------------  --------------
1. Have any assets been sold or transferred outside the normal
   course of business this reporting period?  If yes, provide an           NO               NO              NO             NO
   explanation below:
2. Have any funds been disbursed from any account other than a
   debtor in possession account this reporting period?  If yes,            NO               NO               NO             NO
   provide an explanation below:
3. Have all postpetition tax returns been timely filed?  If no,
   provide an explanation below:                                           YES              YES              YES            YES
4. Are workers compensation, general liability and other necessary
   insurance coverages in effect?  If no, provide an explanation           YES              YES              YES            YES
   below:

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.                        Case No.                        01-11628 (PJW) Jointly Administered
          ---------------------------                                                      -------------------------------------

                                                           Reporting periods:              December 17, 2001 - June 30, 2002

                                     NOTES

(a) The following is a breakdown of the number of stores operating in each debtor as of the end of the reporting period:


                                                                     Number of Stores
                                                   ----------------------------------------------------
           Debtor                    Case No.      At 5/31/02     Opened        Closed       At 6/30/02
-------------------------------------------------------------------------------------------------------
NationsRent USA, Inc.                01-11629          135            2            --           137
NationsRent of Texas, LP             01-11638           57            2            --            59
NationsRent West, Inc.               01-11633           23           --            --            23
NationsRent of Indiana, LP           01-11639           14           --            --            14
BDK Equipment Company, Inc.          01-11637            1           --            --             1
                                                       ---          ---           ---           ---
                                                       230            4            --           234
                                                       ===          ===           ===           ===


         There are no stores operating in NationsRent, Inc. (01-11628), NRGP, Inc. (01-11632), Logan Equipment Corp. (01-11634), NR Delaware, Inc. (01-11631), NationsRent Transportation Services, Inc. (01-11630), NR Franchise Company (01-11636), and NR Dealer, Inc. (01-11635).

(b) The following sets forth each of the debtors, their operating purpose and current status:

                    Debtor                      Case No.                       Purpose                           Status
-----------------------------------------------------------------------------------------------------------------------------------
    NationsRent, Inc.                           01-11628    Holding company                                       Active
    NationsRent USA, Inc.                       01-11629    Provides construction equipment rental to third       Active
                                                            parties.
    NationsRent Transportation Services, Inc.   01-11630    Provides common carrier services to each of           Active
                                                            the debtors store operations.
    NR Delaware, Inc.                           01-11631    Holding company                                       Active
    NRGP, Inc.                                  01-11632    Holding company                                       Active
    NationsRent West, Inc.                      01-11633    Provides construction equipment rental to third       Active
                                                            parties.
    Logan Equipment Corp.                       01-11634    Provides union employees to each of the               Active
                                                            debtors union store locations and is a party to
                                                            union contracts.
    NR Dealer, Inc.                             01-11635    Formed to facilitate the sale of certain             Inactive
                                                            dealerships acquired by NationsRent West, Inc.
    NR Franchise Company                        01-11636    Formed to facilitate the sale of NationsRent         Inactive
                                                            franchises.
    BDK Equipment Company, Inc.                 01-11637    Provides construction equipment rental to third       Active
                                                            parties.
    NationsRent of Texas, LP                    01-11638    Provides construction equipment rental to third       Active
                                                            parties.
    NationsRent of Indiana, LP                  01-11639    Provides construction equipment rental to third       Active
                                                            parties.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.                        Case No.                        01-11628 (PJW) Jointly Administered
          ---------------------------                                                      -------------------------------------

                                                           Reporting periods:              December 17, 2001 - June 30, 2002

                                     NOTES

(c) Inventories, which consist of new equipment for resale, tools, parts and merchandise supply items that are owned by the debtors, are stated at the lower of cost or market. The last physical inventory occurred during the first week of January 2002.

(d) No provision has been made for income tax benefit during the reporting period. Future provisions for income taxes will be determined by the debtors' analysis of the impact of the Chapter 11 filings and other recent events on its deferred tax assets and liabilities.

(e) Interest expense has been recognized by the debtors only to the extent to which payment is expected.

(f) The financial statements are prepared assuming that the debtors will continue as a going concern which contemplates the realization of the carrying amounts of assets and the satisfaction of liabilities in the normal course of business. The historical balance of intangible assets related to acquired businesses, net was charged to expense in the pre-petition period.